CDC NVEST TAX FREE INCOME FUNDS
                             CDC NVEST INCOME FUNDS

SUPPLEMENT DATED AUGUST 27, 2002 TO CDC NVEST TAX FREE INCOME FUNDS CLASSES A AND B AND CDC NVEST INCOME FUNDS CLASSES A, B, C AND Y PROSPECTUSES, EACH DATED MAY 1, 2002

Effective October 4, 2002, the following sentence is added to the "Dividends and Distributions" section of each Prospectus:

Net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day.


                                                                      SP169-0802